UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-38184 (Commission File Number)	04-2777442 (IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2021, Cambridge Bancorp, (the “Company”) held its Annual Meeting.  At the Annual Meeting, the Company’s shareholders (i) elected six directors to the Board to serve until the Company’s 2024 annual meeting of shareholders, (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the SEC on March 17, 2021. The final voting results for each proposal are set forth below.

Proposal 1: Election of Directors

At the Annual Meeting, shareholders elected six directors to the Board to serve until the 2024 annual meeting of shareholders and until their respective successors have been duly elected and qualified. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeanette G. Clough	4,519,056	77,589	880,297
Hambleton Lord	4,525,452	71,193	880,297
R. Gregg Stone	4,519,041	77,604	880,297
Simon R. Gerlin	4,563,270	33,375	880,297
Kathryn M. Hinderhofer	4,580,943	15,702	880,297
Thomas J. Fontaine	4,537,924	58,721	880,297

Proposal 2: Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders voted affirmatively on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,397,455	113,022	86,169	880,297

Proposal 3: Ratification of the Appointment of Wolf & Company, P.C. as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
5,377,771	83,598	15,572

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP
May 18, 2021
	By	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)